Exhibit 99.1
Analog Devices, Inc. $375 million Senior Notes Offering June 2009

1 Safe Harbor Statement This presentation contains forward-looking statements, including with respect to expected financial results, sales growth and customer demand, market share, and expected market conditions. Such forward-looking statements are based on our current expectations, beliefs, assumptions, estimates and projections, and are inherently uncertain. Actual outcomes and results may differ materially from what is expressed in such forward-looking statements, and such statements are not guarantees of future performance and should not be relied upon as representing Analog Devices' expectations or beliefs as of any date subsequent to the date hereof. We do not undertake any obligation to update forward-looking statements made by us. Important factors that may affect future operating results include: continuing adversity in economic conditions in the United States and international markets, including as a result of the ongoing crisis in global credit and financial markets, further erosion of consumer confidence and further declines in customer spending, the effectiveness of our efforts to refocus our operations and reduce our cost structure, the effects of declines in customer demand for our products and for end products that incorporate our products, competitive pricing pressures, unavailability of raw materials or wafer fabrication, assembly and test capacity, any delay or cancellation of significant customer orders, changes in geographic, product or customer mix, adverse results in litigation matters, and other risk factors described in our most recent filings with the Securities and Exchange Commission.

2 Today's presenters David Zinsner Chief Financial Officer of ADI since January 12, 2009 Chief Financial Officer at Intersil 2005 - 2008 Bill Martin Treasurer and Director of Mergers and Acquisitions since 1993 Assistant Treasurer from October 1991 - March 1993 Manager of Treasury Finance from March 1987 - October 1991 Manager of International Treasury from October 1985 - March 1987

3 Offering summary Issuer: Analog Devices, Inc. Securities: Senior Unsecured Notes Size: $375 million Form of Offering: SEC Registered Maturity: 5 years Ratings: Moody's: A3 (Stable) S&P: BBB+ (Stable) Covenants: Limitations on Liens Limitations on Sales and Leasebacks Limitation on Mergers and Other Transactions Change of Control at 101% Use of proceeds: General corporate purposes Bookrunners: Credit Suisse, Bank of America

4 Key investment highlights Highly diversified business model with broad exposure to products, customers, end markets and geographies Leading market position with attractive growth prospects Highly-proprietary products with long product life cycles and high margin profile Efficient cost structure and low capital requirements Consistently high-quality financial results with proven ability to generate strong cash flows through the cycle Conservative capital structure strategy ? ? ? ? ? ?

5 What does Analog Devices do? Global leader in real world signal processing Analog semiconductors enable everything from traditional industrial and electronic systems to cutting edge, next-generation medical and communication applications

6 Analog Is Everywhere

7 Attractive market opportunity Worldwide Standard Linear Analog Integrated Circuits Consumption by End Market 2004-2013E Long product life cycles Proprietary products Large customer base Strong customer loyalty High fragmentation Stable ASPs ($ in billions) Source: iSuppli - 2009 (Q1 Update). 2009 to 2013 CAGR: 10%

8 ....With superior market characteristics The analog market is materially less volatile than the digital market Average digital downturn (16%) Average analog downturn (8%) Worldwide semiconductor industry revenue ($ In millions) Digital ? More Volatile Analog ? Less Volatile Source: SIA, World Semiconductor Forecast, November 2008.

9 Highly Fragmented Competitive Landscape 2008 Global Standard Linear Analog IC Market Share Source: iSuppli - 2009 (Q1 Update). Analog Devices

10 ADI's business model Long product lifecycles Proprietary products - even in "common use" applications Broad and diversified attractive customer base Leadership in highly attractive markets Leading position in converters and high-performance amplifiers Strong customer loyalty and collaborative relationships Opportunity for product extension enabled by brand and product strength ? ? ? ? ? ? ?

11 Long product lifecycles ADI's analog products Source: Company data.

12 Product and customer diversification Greater than 60% of product revenue is proprietary Over 10,000 parts limiting reliance on any specific product ? ? Source: Company data. Product diversification Customer diversification FY 2008 revenue by product type Over 60,000 total customers No customer represents more than 5% of total revenues The top 20 customers accounted for approximately 32% of revenues in FY2008 ? ? ?

13 Leadership position in multiple product segments Product Category Position Share Market Size Converters 49% $2.7bn Amplifiers 23% $2.9bn Total Standard Linear Analog 12% $15.3bn General-purpose DSP 7% $1.1bn #1 #2 #2 #2 Source: Standard Linear Analog data based on Databeans estimates - April 2009. General-purpose DSP data based on Gartner research dated March, 2009.

14 The strength of ADI's brand affords growth opportunities, particularly in power management Power management is a large, highly fragmented and high-margin market that represents growth opportunities for Analog Devices Customers rank ADI as one of their preferred power management vendors based on ADI's strengths across the signal chain ADI has made significant investments in power management over the last 3 years and has grown its portfolio to approximately 200 products Deep relationships with customers in signal processing applications positions ADI to grow share in power management

15 End market diversification Factory Automation Instrumentation Motor Control Process Control Automatic Test Equipment Aerospace/Defense Energy Management And More Industrial & Instrumentation Computer HDTV Home Theater Audio/Video Systems Digital Cameras Video Games And More Consumer Wireless Infrastructure Wireless Handsets Automotive Other Comms Infrastructure Healthcare Source: Company data. FY 2008

16 Manufacturing strategy Results in low capital expenditure requirements Diversified manufacturing strategy utilizing internal and external capabilities Internal capacity where process technology matters and product life cycles are long; external capacity for everything else Analog chip manufacturing does not require leading edge factories Completed the necessary investments to consolidate fabrication facilities over the past several years

17 ADI's financial model Stable, consistent revenue growth High margins Low capital spending High cash flow conversion Strong operating leverage Positioned effectively for recovery or continued recessionary environment Emphasis on organic growth and a conservative acquisition strategy ? ? ? ? ? ? ?

18 15-years of consistent revenue growth... 1994 to 2008 Revenue CAGR: 9% Source: Company data. Note: FY05-FY08 numbers represent revenue from continuing operations.

19 ....and significant cashflow generation Source: Company data. (1) FY05 - FY08 operating cashflow includes operating cashflow from discontinued operations. (2) FY05 - FY08 operating cashflow as a % of revenue calculated as operating cashflow divided by total revenue, including revenue provided by discontinued operations. (2) (1)

20 High margin profile Source: Company data. Note: FY05-FY08 metrics are calculated as a percentage of revenue from continuing operations. ADI has been able to leverage its stable and attractive gross margins into a 20%+ operating margin business over the last 5 years

21 Low capital spending requirements Note: FY09 Capital expenditures based on Company's guidance as of Q2 2009. FY05-FY08 metrics are calculated as a percentage of revenue from continuing operations. Having completed the necessary investments needed to consolidate its manufacturing facilities ADI is projecting low capital expenditures in 2009

22 High cash flow conversion Source: Company data. Note: FY05-FY08 metrics are calculated using total revenue including revenue provided by discontinued operations. (1) Free Cash Flow defined as Net cash provided by operations minus capital expenditures. (1)

23 Pro forma capitalization

24 Key investment highlights Highly diversified business model with broad exposure to products, customers, end markets and geographies Leading market position with attractive growth prospects Highly-proprietary products with long product life cycles and high margin profile Efficient cost structure and low capital requirements Consistently high-quality financial results with proven ability to generate strong cash flows through the cycle Conservative capital structure strategy ? ? ? ? ? ?

25 Appendix

26 Historical Income Statement

27 Historical Balance Sheet

28 Historical Cash Flow

29 Reconciliation of Non-GAAP financial information Table of reconciliation of GAAP Net Income (from continuing operations) to Non-GAAP EBITDA (in millions) (unaudited)

30